SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2003

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                         B2B Internet HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-96063
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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    Item 5.   Other Events

              On December 5, 2003, Nexprise Inc. was delisted from trading on the Nasdaq NMS. As set forth in the prospectus, because Nexprise Inc. was not listed for trading on another U.S. national securities exchange within five business days from the date of delisting, the shares of Nexprise Inc. included in B2B Internet HOLDRS were distributed from B2B Internet HOLDRS at a rate of .0013333 shares of Nexprise Inc. per share of B2B Internet HOLDRS. As a result, Nexprise Inc. is no longer represented in B2B Internet HOLDRS.

    Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits

                   99.1 B2B Internet HOLDRS Trust Prospectus Supplement dated December 31, 2003 to Prospectus dated July 7, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED


Date:  February 2, 2004                   By:      /s/ MITCHELL M. COX
                                             -----------------------------------
                                          Name:   Mitchell M. Cox
                                          Title:  Attorney-in-Fact


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                                  EXHIBIT INDEX


Number and Description of Exhibit
---------------------------------

(99.1) B2B Internet HOLDRS Trust Prospectus Supplement dated December 31, 2003 to Prospectus dated July 7, 2003.



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